UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2009

DRAGON PHARMACEUTICAL INC.

(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	0-27937 (Commission File Number)	65-0142474 (IRS Employer Identification No.)

650 West Georgia Street, Suite 310 Vancouver, British Columbia (Address of Principal Executive Offices)	V6B 4N9 (Zip Code)

(604) 669-8817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

          On May 15, 2009, Dragon Pharmaceutical Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

Section 7.01- Regulation FD Disclosure

          Ms. Maggie Deng, Chief Operating officer, and Mr. Garry Wong, Chief Financial Officer, will participate in the Oppenheimer 3rd Annual China Dragon Call Conference to be held on May 19 - 21, 2009, in the Executive Conference Center at Oppenheimer’s 300 Madison Avenue offices in New York City.

          Mr. Garry Wong will present the Company’s business overview including core product lines, competitive strengths and key growth strategies at 9:40 a.m. (Eastern Daylight Time) on May 19, 2009, in the Gramercy Room and will be available to answer investor questions after the presentation.

          The investor presentation for the Oppenheimer conference is being furnished through this Form 8-K and will be posted on Dragon’s website at www.dragonpharma.com on the same day as the presentation.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated May 15, 2009 titled “Dragon Pharma Reports 2009 First Quarter Financial Results”

99.2	Corporate Presentation May 2009

The information set forth under Item 2.02 and 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report constitute “forward-looking statements” defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGON PHARMACEUTICAL INC.,
a Florida Corporation

Dated: May 18, 2009

/s/ Maggie Deng
Maggie Deng

Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 15, 2009 titled “Dragon Pharma Reports 2009 First Quarter Financial Results”

99.2	Corporate Presentation May 2009

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